SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2006
                                                            -----------


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                     0-10652                94-2751350
----------------------------         -------------       ----------------------
(State or other jurisdiction         (File Number)          (I.R.S. Employer
       of incorporation)                                 identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01.  Other Events

         On May 2, 2006, the registrant issued a press release announcing a common stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.111 and hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  (99.111) Press release dated May 2, 2006



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTH VALLEY BANCORP


                                       By: /s/ KEVIN R. WATSON
                                           -------------------------------------
                                           Kevin R. Watson
Dated:   May 2, 2006                       Executive Vice President
                                           Chief Financial Officer